Becker Value Equity Fund Summary Prospectus February 28, 2013	RETAIL CLASS: BVEFX INSTITUTIONAL CLASS: BVEIX

Before You Invest
Before you invest, you may want to review the Becker Value Equity Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (“SAI”) and most recent reports to shareholders, online at http://beckercap.com/mutual-fund/prospectus.html. You can also get this information at no cost by calling 1-800-551-3998 or by sending a written request to Becker Value Equity Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin  53201-0701. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated August 27, 2012.

Investment Objective
The investment objective of the Becker Value Equity Fund (the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
	Retail	Inst.
Redemption Fees (as a percentage of the amount redeemed within 30 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Retail	Inst.
Management Fees	0.55%	0.55%
Distribution (12b-1) Fees	NONE	NONE
Other Expenses (including shareholder servicing plan fees of 0.25% for Retail Class)	0.54%	0.29%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.10%	0.85%
Fee Waiver/Expense Reimbursement	-0.16%	-0.16%
Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement(1)(2)	0.94%	0.69%
(1)
Becker Capital Management, Inc., (the “Advisor”) has contractually agreed to reduce its management fee and/or reimburse certain expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any 12b-1 fees, any indirect expenses, such as Acquired Fund Fees and Expenses; and extraordinary litigation expenses) so that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement do not exceed 0.93% for the Retail Class and 0.68% for the Institutional Class of each classes’ respective average daily net assets (the “Expense Caps”).  The Expense Caps will remain in effect through February 28, 2014.  The Agreement may be terminated at any time by the Board of Trustees upon 60 days’ notice to the Advisor, or by the Advisor with consent of the Board.  The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for the fiscal year (taking into account the reimbursement) does not exceed the Expense Caps.

(2)
The Total Annual Operating Expenses After Fee Waiver/Expense Reimbursement do not correlate to the Ratio of Expenses to Average Net Assets After Fees Waived/Recouped and Expenses Absorbed provided in the Financial Highlights Section of the statutory Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

BECKER CAPITAL MANAGEMENT l 1211 SW 5TH AVENUE l SUITE 2185 l PORTLAND, OREGON 97204

Expense Example
The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The Example reflects the Advisor’s agreement to waive fees and/or reimburse Fund expenses for one year only.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Retail Class	$96	$317	$574	$1,311
Institutional Class	$70	$238	$439	$1,019

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual operating expenses or in the Example above, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 26.85% of the average value of its portfolio.

Principal Investment Strategies
The Fund employs a value strategy and invests primarily in common and preferred stocks whose market prices do not reflect their true values as determined by the Fund’s advisor, Becker Capital Management, Inc. (the “Advisor”).  The Advisor utilizes a bottom-up approach to stock selection, focusing on company fundamentals.  The Advisor typically invests in companies with sound fundamentals that the Advisor believes are selling at discounted valuations and have low price-to-earnings (“P/E”) ratios.  The Advisor primarily selects stocks of companies with market capitalizations exceeding $10 billion, although the Fund invests in securities of companies of any size or market capitalization that present opportunities for value.

The Fund strives to be fully invested at all times.  Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.  Equity securities in which the Fund may invest include common stock and common stock equivalents (such as rights, warrants and convertible securities), equity exchange-traded funds (“ETFs”), preferred stock, and equity real estate investment trusts (“REITs”).  The Fund may also invest up to 15% of its assets in foreign securities, including in emerging markets, through American Depositary Receipts (“ADRs”).  The Advisor may sell a security for a variety of reasons, including, without limitation:  (1) a security subsequently fails to meet the Advisor’s initial investment criteria; (2) an issuer specific event, such as an acquisition or recapitalization that changes the fundamental operations of the company; (3) upon comparative analysis, a new security is judged more attractive than a current holding; or (4) views change of the individual holdings as well as the general market.

Principal Risks
All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective.  An investment in the Fund is not insured or guaranteed by any government agency.  As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund.  Below are some of the specific risks of investing in the Fund.

•
Market Risk. The prices of the securities in which the Fund invests may decline for a number of reasons including in response to economic or political developments and perceptions about the creditworthiness of individual issuers or other issuer-specific events.  The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

•
Value Investing Risk.  Value stocks may perform differently from the stock market as a whole, may be inexpensive for long periods of time, and may never realize their full economic value.  This may cause the Fund to at times underperform equity funds that use other investment strategies.

BECKER CAPITAL MANAGEMENT l 1211 SW 5TH AVENUE l SUITE 2185 l PORTLAND, OREGON 97204

•
Management Risk.  If the Advisor’s perception of the value of a company is not realized in the expected time frame, the Fund’s overall performance may suffer.  The portfolio managers’ management practices, investment strategies, and choice of investments might not work to produce the desired results, and the Fund might underperform other comparable funds.

•
Small- and Mid-Cap Company Risk.  Stocks of small- and mid-cap companies may be riskier than stocks of larger companies, because many of these companies are young and have a limited track record.  Their securities may trade less frequently and in more limited volume than those of more mature companies.  As a result, small and mid-cap stocks may be significantly more volatile than larger-cap stocks.  Small and mid-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition.  It may be difficult to sell a small or mid-cap stock, and this lack of market liquidity can adversely affect the Fund’s ability to realize the market price of a stock, especially during periods of rapid market decline.

•
Foreign Risk.  Foreign securities involve increased risks due to political, social and economic developments abroad, as well as due to differences between U.S. and foreign regulatory practices.  These risks are enhanced in emerging markets which are generally more volatile and less liquid.

•
REIT Risk.  REITs may be subject to certain risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income.

•
ETF Trading Risk.  If the Fund invests in ETFs, it is subject to additional risks that do not apply to other mutual funds that do not invest in ETFs, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which the ETFs trade, which may impact a Fund’s ability to sell its shares of an ETF.  If the Fund invests in ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the ETF.  Therefore, the Fund would incur higher expenses, which may be duplicative, than if the Fund did not invest in ETFs.

Performance
The bar chart below shows how the Fund’s investment results have varied from year-to-year as represented by the performance of the Retail Class shares.  The table below shows how the Fund’s average annual total returns compare over time to those of a value-style broad-based securities market index and secondary index provided to offer a broader market perspective.  This information provides some indication of the risks of investing in the Fund.  Past performance information is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.beckervaluefunds.com.

Effective at the close of business on August 24, 2012, the Becker Value Equity Fund, a series of Unified Series Trust (“Predecessor Fund”), a series of Unified Series Trust, reorganized into the Fund, a series of Professionally Managed Portfolios.  Performance information shown prior to August 24, 2012 is that of the Predecessor Fund.  Additionally, the Fund has adopted the Financial Statements of the Predecessor Fund.

BECKER CAPITAL MANAGEMENT l 1211 SW 5TH AVENUE l SUITE 2185 l PORTLAND, OREGON 97204

Retail Class Annual Total Return (years ended December 31)*

Best Quarter:	2nd Quarter, 2009, 17.05%
Worst Quarter:	4th Quarter, 2008, -21.87%

Average Annual Total Returns (for the periods ended December 31, 2012)
Becker Value Equity Fund	1 Year	5 Years	Since Inception
Retail Class
Return Before Taxes	15.66%	2.60%	6.75%
Return After Taxes on Distributions	15.43%	2.21%	6.12%
Return After Taxes on Distributions and Sale of Fund Shares	10.49%	1.99%	5.64%
Institutional Class
Return Before Taxes	15.95%	2.85%	7.02%
Russell 1000® Value Index (reflects no deductions for fees, expenses and taxes)	17.51%	0.59%	5.78%
S&P 500® Index (reflects no deductions for fees, expenses and taxes)	16.00%	1.66%	5.45%

Retail Class shares commenced operations on November 3, 2003.  Institutional Class shares commenced operations on September 2, 2011.  Performance shown prior to the inception of Institutional Class shares reflects the performance of the Predecessor Fund’s Retail Class shares, adjusted to reflect Institutional Class expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).  The index returns presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if expenses and taxes were deducted, the actual returns of the Index would be lower).

Portfolio Management
Investment Advisor – Becker Capital Management, Inc.

Portfolio Managers – The Advisor’s equity investment team is responsible for managing the Fund, with Mr. Robert Schaeffer having ultimate decision-making authority.  The following members of the team are responsible for the day-to-day management of the Fund (including the Predecessor Fund).

BECKER CAPITAL MANAGEMENT l 1211 SW 5TH AVENUE l SUITE 2185 l PORTLAND, OREGON 97204

Name	Title with Becker Capital Management	Managed the Fund Since
Robert Schaeffer	Portfolio Manager and Analyst	Inception (2003)
Marian Kessler	Portfolio Manager and Analyst	2005
Michael A. McGarr, CFA	Portfolio Manager and Analyst	Inception (2003)
Steve Laveson	Portfolio Manager and Analyst	Inception (2003)
Patrick E. Becker, Jr.	Portfolio Manager and Analyst	Inception (2003)

Purchase and Sale of Fund Shares
Investors may purchase or redeem Fund shares on any business day by written request via mail (Becker Value Equity Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, or by telephone at 1-800-551-3998 (toll free).  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts in the Fund are as follows:

Account Types	To Open Your Account	To Add to Your Account
Institutional Class	$250,000	$100
Retail Class	$2,500	$100

Tax Information
The Fund’s distributions are taxable and are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, IRA or 529 college savings plan.  Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

BECKER CAPITAL MANAGEMENT l 1211 SW 5TH AVENUE l SUITE 2185 l PORTLAND, OREGON 97204